UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3401 Mallory Lane, Suite 100, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BACK	NASDAQ Capital Market
Warrants to Purchase Common Stock	IMACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

IMAC Holdings, Inc. (the “Company”)

July 25, 2023

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2023, the Company entered into a definitive Securities Purchase Agreement with several institutional and accredited investors, including existing significant investors of Theralink Technologies, Inc., its previously announced merger partner (“Theralink”), and Theralink’s Chairman, for the sale of its convertible preferred stock and warrants (the “Private Placement”). The Company sold an aggregate of 2,500 shares of its Series A-1 Convertible Preferred Stock, stated value $1,000 per share (“Series A-1 Convertible Preferred Stock”), 1,800 shares of its Series A-2 Convertible Preferred Stock, stated value $1,000 per share (“Series A-2 Convertible Preferred Stock”), and warrants (“Warrants”) to purchase up to 62,271,063 shares of the Company’s common stock for aggregate gross proceeds of $4,300,000, before deducting placement agent fees and other offering expenses. The shares of Series A-1 Convertible Preferred Stock bear a 12% dividend and are initially convertible into an aggregate of 22,893,773 shares of common stock of the Company, and the shares of Series A-2 Convertible Preferred Stock are initially convertible into an aggregate of 16,483,517 shares of common stock of the Company, in each case, at a conversion price of $0.1092 per share. The Series A-1 and Series A-2 Convertible Preferred Stock cannot be converted at the option of the holder into shares of the Company’s common stock until shareholder approval is received in compliance with the applicable rules and regulations of The Nasdaq Stock Market. The Warrants have an exercise price of $0.1092 per share, are exercisable on or after the date that shareholder approval of the Private Placement is received and will expire five years from the date such shareholder approval is received. It is expected that approximately $3.0 million of the proceeds of the Private Placement will be used to make a loan to Theralink for investment into sales and marketing efforts and general working capital purposes as the companies continue to take formal steps together in advancing their planned merger previously announced on May 23, 2023.

The Company also entered into a Registration Rights Agreement, pursuant to which it agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of the Company’s common stock underlying the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Warrants no later than 45 days following the closing of the planned merger.

The foregoing summary is qualified in its entirety by reference to the full text of each of the Certificate of Designation for the Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock, the Warrants, the Securities Purchase Agreement and the Registration Rights Agreement, attached as Exhibits 3.1, 3.2, 4.1, 10.1 and 10.2, respectively, each of which is incorporated herein in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

The securities offered in the Private Placement were offered and sold in a Private Placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and/or Rule 506(b) of Regulation D promulgated thereunder and have not been registered under the Act or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

Joseph Gunnar & Co., LLC acted as the sole placement agent for the Private Placement.

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2023, the Company filed Certificates of Designation of Preferences, Rights and Limitations establishing two series of preferred stock designated as the Series A-1 Convertible Preferred Stock and the Series A-2 Convertible Preferred Stock with the Secretary of State of the State of Delaware. The information set forth above in Item 1.01 of this Current Report with respect to the preferred stock established by the Certificates of Designation is incorporated herein by reference in its entirety.

Item 8.01.	Other Events.

On July 26, 2023, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A-1 Convertible Preferred Stock of IMAC Holdings, Inc. (the “Company”).
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series A-2 Convertible Preferred Stock of the Company.
4.1	Form of Common Stock Purchase Warrant issued by the Company on July 28, 2023.
10.1*	Form of Securities Purchase Agreement, dated as of July 25, 2023, between the Company and each investor identified on the signature pages thereof (the “Purchasers”).
10.2*	Form of Registration Rights Agreement, dated as of July 25, 2023, between the Company and each of the Purchasers.
99.1	Press Release issued by the Company on July 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K because they are both (i) not material and (ii) the type that the registrant treats as private or confidential. A copy of any omitted portions will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment for any document so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2023	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
	Name:	Jeffrey S. Ervin
	Title:	Chief Executive Officer

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